Fair Value Measurements	12 Months Ended
Jan. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 8. Fair Value Measurements

The Company records and discloses certain financial and non-financial assets and liabilities at their fair value. The fair value of an asset is the price at which the asset could be sold in an orderly transaction between unrelated, knowledgeable and willing parties able to engage in the transaction. A liability's fair value is defined as the amount that would be paid to transfer the liability to a new obligor in a transaction between such parties, not the amount that would be paid to settle the liability with the creditor.

Assets and liabilities recorded at fair value are measured using a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•	Level 1 – observable inputs such as quoted prices in active markets;
•	Level 2 – inputs other than quoted prices in active markets that are either directly or indirectly observable; and
•	Level 3 – unobservable inputs in which little or no market data exists, therefore requiring the Company to develop its own assumptions.

The disclosure of fair value of certain financial assets and liabilities recorded at cost is as follows:

Cash and cash equivalents: The carrying value approximates fair value due to the short maturity of these instruments.

Short-term debt: The carrying value approximates fair value due to the short maturity of these instruments.

Long-term debt: The fair value is based on the Company's current incremental borrowing rate for similar types of borrowing arrangements or, where applicable, quoted market prices. The carrying value and fair value of the Company's debt as of January 31, 2012 and 2011 is as follows:

	January 31, 2012		January 31, 2011
(Amounts in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt, including amounts due within one year	$46,045	$53,043	$45,347	$47,012

Additionally, as of January 31, 2012 and 2011, the Company held certain derivative asset and liability positions that are required to be measured at fair value on a recurring basis. The majority of the Company's derivative instruments relate to interest rate swaps. The fair values of these interest rate swaps have been measured in accordance with Level 2 inputs of the fair value hierarchy, using the income approach. These inputs include the relevant interest rate and foreign currency forward curves. As of January 31, 2012 and 2011, the notional amounts and fair values of these interest rate swaps are as follows (asset/(liability)):

	January 31, 2012		January 31, 2011
(Amounts in millions)	Notional Amount	Fair Value	Notional Amount	Fair Value
Receive fixed-rate, pay floating-rate interest rate swaps designated as fair value hedges	$3,945	$183	$4,445	$267
Receive fixed-rate, pay fixed-rate cross-currency interest rate swaps designated as net investment hedges	1,250	316	1,250	233
Receive floating-rate, pay fixed-rate interest rate swaps designated as cash flow hedges	1,270	(16)	1,182	(18)
Receive fixed-rate, pay fixed-rate cross-currency interest rate swaps designated as cash flow hedges	2,884	(3)	2,902	238

Total	$9,349	$480	$9,779	$720

The fair values above are the estimated amounts the Company would receive or pay upon a termination of the agreements relating to such instruments as of the reporting dates.